EXHIBIT 99.01

December 8, 2009
David A. Steyn
Chief Operating Officer
AllianceBernstein
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Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following:
the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in our Form 10-K for the year ended December 31,
2008 and Form 10-Q for the quarter ended September 30, 2009. Any or all of the forward-looking statements that we make in this presentation, Form 10-K,
Form 10-Q, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed below, could also adversely affect our revenues, financial condition, results of operations and business prospects.
The forward-looking statements referred to in the preceding paragraph include statements regarding:
 ■ Our expectation that the leverage in our business model will increase should our assets under management and revenues continue to grow and our lower expense base remains stable: Unanticipated events and factors, including strategic initiatives, may cause us to expand our expense base, thus limiting the extent to which we benefit from any positive leverage in future periods. Growth in our revenues will depend on the level of our assets under management, which in turn depends on factors such as the actual performance of the capital markets, the performance of our investment products and other factors beyond our control.
Cautions Regarding Forward-Looking Statements

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Offices in 45 Cities in 24 Countries
Our Core Brand is Recruiting and Mentoring People to Produce World-Class Research

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✓
✓
✓
✓
2009 Priorities

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Fixed Income
Value Equities
Growth Equities
Blend Strategies
Global
Value
International
Value
US
Diversified
Value
US Large
Cap Growth
Global
Research
Growth
Int’l Large
Cap
Growth
Global
Blend
Strategies
Int’l
Blend
Strategies
EM
Blend
Strategies
Corporate
Bonds
Strategic
Core
Plus
Global
Plus
As of 11/30/09
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees
Turn Around Investment Performance
Top Institutional Services vs. Benchmarks(1)
January through November 2009

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■ Net flows continued to improve in 3Q09, as account closings slowed and new business activity accelerated
■ Strategic initiatives:
 ● Reposition financial advisors to maximize productivity and client-service efforts
 ● Dynamic asset-allocation overlay
 ● Inflation protection platform
 ● Cash management services
Turn Around Asset Flows: Private Client

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■ Net flows continued to improve in 3Q09, primarily due to accelerating sales
 ●Mutual fund flows were positive, dominated by fixed income
 ●Sub-advisory flows improved, but net flows remain negative
■  Strategic initiatives:
 ●Product development - US thematic; Asian and global equity with dividend; Euro hedged share classes
 ●Channel development - e.g. broadening relationships with key existing partners; financial institutions and subadvisory in US and Europe; Japanese regional banks; Korea
Turn Around Asset Flows: Retail

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■ 3Q09 net outflows improved by 47% sequentially as redemptions slowed and sales increased fourfold
 ●Increased interest from sovereign funds in fixed income offerings
 ●Reopened regional equity services are beginning to refill
■ Strategic initiatives:
 ●Dynamic asset allocation
 ●Thematic investing
 ●Unconstrained investing
 ●Real estate
Turn Around Asset Flows: Institutions

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Thematic Investing
Unconstrained Investing
Distressed Credit
Distressed Real Estate
Individual Stock Selection
Turn Around Asset Flows: Product Innovation

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■ Sell-side provides financial diversification
■ Sell-side provides profitable growth
 ● Research
 ➢ Grow market share in US and Europe
 ➢ Launch Asia research platform
 ● Trading
 ➢ Expand electronic platform
 ➢ Derivatives
 ➢ Global program trading
 ● Equity Capital Markets
■ Sell-side strengthens the firm’s brand equity which we leverage to attract and retain:
 ● Buy-side private and retail clients
 ● Talent
Exploit Sellside Research Dominance

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5,663
4,997
4,761
4,654
4,544
4,4XX
Expect to end 2009
slightly above 4,400
Headcount down >20%
from 3Q08 peak
Restore Operating Leverage

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Net Income & Operating Margin for 12 Months Ended September 30, 2009
Note: Amounts exclude distribution revenues/expenses, deferred compensation mark-to-market revenue/expenses impact and other discrete items
Net Income Attributable to AB Unitholders

Operating Margin

>900 bps Increase in
Operating Margin
Net Income more
than $200M, or 92%, Higher
Restore Operating Leverage